UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 3, 2009
USA Mobility, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51027	16-1694797

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6677 Richmond Highway,
Alexandria, Virginia	22306

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 660-6677
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On March 3, 2009, USA Mobility, Inc. (“USA Mobility” or “the Company”) announced operating results for the fourth quarter and year ended December 31, 2008. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 2.02 by reference. The information in this Item 2.02 of this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 8.01 Other Events.
On March 3, 2009, the Company’s Board of Directors (“Board”) declared a regular quarterly cash distribution of $0.25 per share of common stock and a special cash distribution of $1.00 per share of common stock. The cash distributions will be paid on March 31, 2009 to stockholders of record on March 17, 2009. The Company expects the entire amount of the cash distributions to be paid as a return of capital.
Also, the Board approved a supplement to the Company’s previously announced plan to buy back up to $50 million of USA Mobility common stock over a 12-month period. Under the plan, which commenced last August, the Company had repurchased approximately 4.4 million shares for $38.1 million as of December 31, 2008. The supplement resets the balance in the share repurchase program to $25 million and extends the purchase period through December 31, 2009.
The information in this Item 8.01 of this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibit.
(a) Financial statements of business acquired:
Not applicable.
(b) Pro forma financial information:
Not applicable.
(c) Exhibit:
Exhibit 99.1
Description of Exhibit — Press Release dated March 3, 2009 (furnished pursuant to Items 2.02 and 8.01; not “filed” for purposes of Section 18 of the Exchange Act)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA Mobility, Inc.

March 4, 2009	By:	/s/ Thomas L. Schilling
Name: Thomas L. Schilling
Title: Chief Operating Officer and Chief
Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	USA Mobility, Inc. Press Release dated March 3, 2009